UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2005

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)




        Nevada                         333-119034                98-0432681
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)




    Suite 600 - 666 Burrard Street, Park Place, Vancouver, BC, Canada V6C 2X8
    -------------------------------------------------------------------------
             (Address of principal executive offices and Zip Code)


                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
                   Suite 600 - 666 Burrard Street, Park Place
                   Vancouver, British Columbia, Canada V6C 2X8

       Registrant's telephone number, including area code: (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

     On May 9, 2005, China Health Holding, Inc. (the "Company") entered into an agreement pursuant to which CEOcast, Inc., a New York corporation ("CEOcast"), will provide investor relations services to the Company. The agreement is for a term of one year and has an initial three-month grace period. As compensation for CEOcast's services, the Company will pay CEOcast $7,500 per month. In addition, the Company will issue CEOcast 125,000 shares of common stock for its services during the initial three-month grace period. If the agreement continues beyond the initial three-month grace period, the Company will issue CEOcast an additional 375,000 shares of common stock. The agreement may be terminated by the Company at any time after delivering 15 business days' prior written notice of termination. If the Company delivers CEOcast a notice of termination during the initial three-month grace period, the Company must compensate CEOcast for the entire three-month period. Thereafter, if the Company delivers a notice of termination, the Company will only be liable to CEOcast for services rendered through the date of termination.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit
Number                               Description
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10.1         Consultant Agreement entered into as of June 9, 2005 by and between
             China Health Holding, Inc. and CEOcast, Inc.
99.1         Press release issued June 14, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       China Health Holding, Inc.


Date: June 15, 2005                    /s/ Julianna Lu
                                           -----------
                                           Julianna Lu
                                           Chief Operation Officer /PRESIDENT
                                           Chief Financial Officer/DIRECTOR